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                                                                    Exhibit 10.1

                INNOVATIVE SOLUTIONS AND SUPPORT, INCORPORATED
                       1988 INCENTIVE STOCK OPTION PLAN

         1. PURPOSE. Innovative Solutions and Support, Incorporated, a Pennsylvania corporation (the "Company"), hereby adopts the Innovative Solutions and Support, Incorporated 1988 Incentive Stock Option Plan effective August 4, 1988 (the "Plan"). The Plan is intended as an additional incentive to individuals to enter into or remain in the employ of the Company or any Affiliate (as defined below) and to devote themselves to the Company's success by providing them with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights (the "Options") to acquire the Company's Common Stock, par value $0.001 (the "Common Stock"). Each Option granted under the Plan is intended to be an incentive stock option ("ISO") within the meaning of Section 422A(b) of the Internal Revenue Code of 1986 (the "Code") for federal income tax purposes. For purposes of the Plan, the term "Affiliate" shall mean a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of section 425(e) or (f) of the Code.

         2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company; however, subject to compliance with any applicable by-law or agreement binding upon the Company, the Board of Directors may designate a committee composed of two or more of its members to operate and administer the Plan in its stead. The committee or the Board of Directors
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in its administrative capacity with respect to the Plan is referred to as the
"Committee".

                  (a) MEETINGS. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

                  (b) GRANTS. The Committee shall from time to time at its discretion direct the Company to grant Options pursuant to the terms of the Plan. The Committee shall have plenary authority to determine the employees to whom and the times at which Options shall be granted, the number of Option Shares (as defined in Section 4) to be granted and the price and other terms and conditions thereof, subject, however, to the express provisions of the Plan. In making such determinations the Committee may take into account the nature of the employee's services and responsibilities, the employee's present and potential contribution to the Company's success and such other factors as it may deem relevant. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted under it shall be final, binding and conclusive.

                  (c) EXCULPATION. No member of the Board of Directors or of the Committee shall be personally liable for monetary damages as such for any action taken or any failure to take any action in connection with the administration of the Plan

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or the granting of Options under it unless (i) the director or member of the
Committee has breached or failed to perform the duties of his office under
Section 8363 of the Pennsylvania Directors' Liability Act (relating to standard of care and justifiable reliance), and (ii) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; provided, however, that the provisions of this subsection 2(c) shall not apply to the responsibility or liability of a director or a member of the Committee pursuant to any criminal statute or to the liability of a director or a member of the Committee for the payment of taxes pursuant to local, state or federal law.

                  (d) INDEMNIFICATION. Each member of the Board of Directors or of the Committee shall be entitled without further act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Articles of Incorporation and/or by-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options under it in which he may be involved by reason of his being or having been a member of the Board of Directors or the Committee, whether or not he continues to be such member of the Board or the Committee at the time of the action, suit or proceeding.

         3. ELIGIBILITY. All employees of the Company or its Affiliates (who may also be directors of the Company or its Affiliates) shall be eligible to receive Options hereunder. An employee who receives an Option is referred to as an "Optionee."

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The Committee, in its sole discretion, shall determine whether an individual qualifies as an employee. An employee may receive more than one Option, but only on the terms and subject to the restrictions of the Plan.

         4. OPTION SHARES. The aggregate maximum number of shares of the Common Stock for which Options may be issued under the Plan is 45,000 shares, adjusted as provided in Section 8 (the "Option Shares"). Option Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If any outstanding Option granted under the Plan expires, lapses or is terminated for any reason, the Option Shares allocable to the unexercised portion of such Option may again be the subject of an Option granted pursuant to the Plan.

         5. TERM OF PLAN. The Plan is effective as of August 4, 1988, the date on which it was adopted by the Board of Directors. If the Plan is not approved by vote of a majority of the outstanding voting stock of the Company on or before August 4, 1989, no Option granted pursuant to the Plan shall be an ISO and all Options granted under the Plan shall remain outstanding but shall not be treated as ISOs. No Option may be granted under the Plan after August 4, 1998.

         6. TERMS AND CONDITIONS OF OPTIONS. Options granted pursuant to the Plan shall be evidenced by written documents (the "Option Documents") in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be

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subject to the following terms and conditions and such other terms and conditions which the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

                  (a) NUMBER OF OPTION SHARES. Each Option Document shall state the number of Option Shares to which it pertains.

                  (b) OPTION PRICE. Each Option Document shall state the price at which Option Shares may be purchased (the "Option Price"), which shall be at least 100% of the fair market value of the Common Stock on the date the Option is granted as determined by the Committee; provided, however, that if an Option is granted to an Optionee who then owns, directly or by attribution under section 425(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then the Option Price shall be at least 110% of the fair market value of the Option Shares on the date the Option is granted. If the Common Stock is traded in a public market, then the fair market value per share shall be the mean between the closing "bid" and "asked" prices thereof or the mean between the highest and lowest quoted selling prices thereof, as applicable and as the Committee determines, on the day the Option is grated as reported in customary financial reporting services.

                  (c) MEDIUM OF PAYMENT. An Optionee shall pay for Option Shares
(i) in cash, (ii) by certified check payable to the order of the Company, or
(iii) by such other mode of payment as the Committee may approve. Furthermore, the Committee may

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provide in an Option Document that payment may be made all or in part in shares of the Common Stock held by the Optionee for more than one year. If payment is made in whole or in part in shares of the Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing shares of Common Stock owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate fair market value on the date of delivery that is not greater than the Option Price of the Option Shares with respect to which such Option is to be exercised, accompanied by stock powers duly endorsed in blank by the Optionee. Notwithstanding the foregoing, the Committee, in its sole discretion, may refuse to accept shares of Common Stock in payment of the Option Price. In that event, any certificates representing shares of Common Stock which were delivered to the Company shall be returned to the Optionee with notice of the refusal of the Committee to accept such shares in payment of the Option Price. The Committee may impose from time to time such limitations and prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate.

                  (d) TERMINATION OF OPTIONS. No Option shall be exercisable after the first to occur of the following:

                           (i)   Expiration of the Option term specified in the
Option Document, which shall not exceed (A) ten years from the date of grant, or
(B) five years from the date of grant if the Optionee on the date of grant owns, directly or by

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attribution under section 425(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of an Affiliate;

                           (ii)  Expiration of three months from the date of
Optionee's employment with the Company or its Affiliates terminates for any reason other than disability (within the meaning of section 22(e)(3) of the Code), death or as specified in subsection 6(d)(iv) or (v), below;

                           (iii) Expiration of one year from the date the
Optionee's employment with the Company or its Affiliates terminates due to the Optionee's disability (within the meaning of section 22(e)(3) of the Code) or death;

                           (iv)  The date set by the Committee to be an
accelerated expiration date in the event of the occurrence of a transaction or series of related transactions in which (A) the Company is dissolved or liquidated or sells substantially all of its operating assets, (B) the Company is not the surviving or acquiring entity or (C) the Company becomes an 80% or more owned subsidiary of another company, in which case the Committee may take whatever other action with respect to the Option, including acceleration of any exercise provisions, it deems necessary or desirable; or

                           (v)   A finding by the Committee, after full
consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has breached his employment contract with the Company or an Affiliate, or has been

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engaged in any sort of disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or service or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee, upon a determination by the Committee, shall automatically forfeit all Option Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture.

                  (e) TRANSFERS. No Option granted under the Plan may be transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom an Option is granted, such Option may be exercised only by him or his legal representative in the event of his incompetence.

                  (f) OTHER PROVISIONS. The Option Documents shall contain such other provisions including, without limitation, additional restrictions upon the exercise of the Option, additional limitations upon the term of the Option, restrictions on the transfer of Option Shares and conditions of forfeiture applicable to Option Shares, as the Committee shall deem advisable.

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                  (g) ADDITIONAL BENEFITS. An Option Document may grant the
Optionee the right to receive additional compensation, in cash or other property, from the Company at the time of exercise of the Option provided such additional compensation is includible in income under the provisions of sections 61 and 83 of the Code. The additional compensation may be determined in any manner specified by the Committee in the Option Document.

                  (h) AMENDMENT. The Committee shall have the right to amend Option Documents issued to an Optionee subject to his consent, except that the consent of the Optionee shall not be required for any amendment made under subsection 6(d)(iv).

         7. EXERCISE. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Option Shares to be purchased. Each such notice shall specify the number of Option Shares to be purchased and shall (unless the Option Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (a) such Option Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) the Optionee has been advised and understands that (i) the Option Shares have not been

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registered under the Act and are "restricted securities" within the meaning of
Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Option Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending (A) registration under federal or state securities laws or (B) the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Option granted hereunder until either such event in (A) or (B) has occurred.

         8. ADJUSTMENTS ON CHANGES IN CAPITALIZATION. The aggregate number of shares and class of shares as to which Options may be granted hereunder, the number of shares covered by each outstanding Option and the Option Price thereof shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or other outstanding equity security or a recapitalization or other

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capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Section and any such determination by the Committee shall be final, binding and conclusive; provided, however, that no adjustment shall be made which will cause an Option to lose its status as an ISO without the consent of the Optionee.

         9. AMENDMENT OF THE PLAN. The Board of Directors of the Company may amend the Plan from time to time in such manner as it may deem advisable. Nevertheless, the Board of Directors of the Company may not, without obtaining approval by vote of a majority of the outstanding voting stock of the Company, within twelve months before or after such action, change the class of individuals eligible to receive an Option, extend the expiration date of the Plan, decrease the minimum Option Price of an Option or increase the maximum number of shares as to which Options may be granted, except as provided in
Section 8 hereof. No amendment to the Plan shall adversely affect any outstanding Option, however, without the consent of the Optionee.

         10. NO CONTINUED EMPLOYMENT. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company of any Affiliate to retain the Optionee in

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the employ of the Company or an Affiliate or in any other capacity.

         11. WITHHOLDING OF TAXES. Whenever the Company proposes or is required to deliver or transfer Option Shares, property or cash in connection with the exercise of an Option, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares, property or cash or (b) take whatever action it deems necessary to protect its interests with respect to tax liabilities, including, without limitation, withholding a portion of any Option Shares, property or cash otherwise deliverable pursuant to the Plan. The Company's obligation to make any delivery or transfer of Option Shares, property or cash shall be conditioned on the Optionee's compliance with any withholding requirement to the Company's satisfaction.

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